Supplement dated October 20, 2015

to the Prospectus and Summary Prospectus dated May 1, 2015 for the following Fund:

COLUMBIA ACORN TRUST Columbia Acorn Emerging Markets FundSM

Effective immediately, the Fund’s prospectus and summary prospectus are hereby supplemented to reflect that the following changes will become effective January 1, 2016:

1.	The second through fourth paragraphs that appear under the heading Principal Investment Strategies in the Summary of the Fund and More Information About the Fund sections, as applicable, are replaced in their entirety with the following:

Under normal circumstances, the Fund invests a majority of its net assets in the common stock of small- and mid-sized companies with market capitalizations under $10 billion at the time of initial investment. However, if the Fund’s investments in such companies represent less than a majority of its net assets, the Fund may continue to hold and to make additional investments in an existing company in its portfolio even if that company’s capitalization has grown to exceed $10 billion. Under normal circumstances, the Fund may invest in companies with market capitalizations above $10 billion at the time of initial investment, provided that immediately after that investment a majority of its net assets would be invested in companies whose market capitalizations were under $10 billion at the time of initial investment.

Columbia Wanger Asset Management, LLC, the Fund’s investment adviser (the Investment Manager), believes that stocks of small- and mid-sized companies, which generally are not as well known by financial analysts as larger companies, may offer higher return potential than stocks of larger companies.

The Fund takes advantage of the Investment Manager’s research and stock-picking capabilities to initially invest in a limited number of companies (generally under 100), offering the potential to provide above-average growth over time.

Generally, the Investment Manager will determine which countries are emerging market countries by reference to the countries included in the MSCI Emerging Markets SMID Cap Index (Net). In addition, the Fund may invest in certain developing market countries that are not included in the MSCI Emerging Markets SMID Cap Index (Net), but which are included on another independent third-party listing of emerging market and/or frontier market countries. The Investment Manager will make all determinations as to whether a company is an emerging market company at the time of investment.

2.	The first paragraph that appears under the heading Summary of the Fund – Performance Information is replaced in its entirety with the following:

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class Z share performance has varied for each full calendar year shown. The table below the bar chart compares the Fund’s returns for the periods shown with the MSCI Emerging Markets SMID Cap Index (Net), the Fund’s primary benchmark (the New Index), and the Standard & Poor’s (S&P)

Emerging Markets Between $500 Million and $5 Billion® Index (the Former Index). The MSCI Emerging Markets SMID Cap Index (Net) captures mid- and small-cap representation across 23 emerging market countries. It has 2,240 constituents (as of September 30, 2015) and covers approximately 29% of the free float adjusted market capitalization in each country. Prior to January 1, 2016, the Fund’s primary benchmark was the S&P Emerging Markets Between $500 Million and $5 Billion® Index, which is representative of the institutionally investable capital of 20 emerging market countries (as of December 31, 2014), as determined by S&P, with market caps ranging between $500 million to $5 billion. The Fund changed its primary benchmark because the Investment Manager believes that: the New Index is well-recognized and more widely used than the Former Index, and provides greater transparency for investors measuring relative performance; and the composition of the New Index makes it a more appropriate comparison to the Fund’s actual and potential investments. Information on the New Index and the Former Index will be provided for a one year transition period. Thereafter, only information on the New Index will be provided.

3.	The last two rows of the Average Annual Total Return table that appears under the heading Summary of the Fund – Performance Information are replaced in their entirety with the following:

	1 Year	Life of Fund
MSCI Emerging Markets SMID Cap Index (Net) (reflects no deductions for fees, expenses or taxes)	-0.87%	-0.27%
S&P Emerging Markets Between $500 Million and $5 Billion® Index (reflects no deductions for fees, expenses or taxes)	1.90%	3.31%

Shareholders should retain this Supplement for future reference.

SUP108_12_003_(10/15)